EXHIBIT 99.1

The Cheesecake Factory Incorporated
Year 2001 Omnibus Stock Incentive Plan

NOTICE AND AGREEMENT OF GRANT OF STOCK OPTION AND/OR RESTRICTED SHARE AWARD

Notice is hereby given of the following option grant to purchase shares and/or award of restricted shares of the Common Stock, $.01 par value per share, of The Cheesecake Factory Incorporated, Delaware corporation pursuant to the Year 2001 Omnibus Performance Stock Incentive Plan, amended and restated April 5, 2004 (“Plan”).  In consideration of the promises and of the mutual agreements contained in this Notice and Agreement of Grant of Stock Option and/or Restricted Share Award (“Agreement”), the parties hereto agree as follows:

Section 1.               Definitions.  As used in this Agreement, the following terms shall have the following respective meanings:

Company	The Cheesecake Factory Incorporated, a Delaware corporation.
Grant Date	, 200
Grantee
No. of Restricted Shares Awarded
No. of Non-Statutory Option Shares Granted
Option

The option to purchase shares of the Company’s Common Stock granted to Grantee pursuant to the Plan and this Agreement. The Option is not intended to constitute an “incentive stock option” as that term is used in Code section 422.

Option Exercise Price	$ per share
Option Expiration Date	, 201
Restricted Shares	The shares of the Company’s Common Stock awarded to Grantee pursuant to the Plan and this Agreement.
Option Vesting Date	, 20 as to Option Shares
, 20 as to Option Shares
, 20 as to Option Shares
, 20 as to Option Shares
, 20 as to Option Shares
Restricted Shares Vesting Date	, 20 as to Restricted Shares
, 20 as to Restricted Shares
, 20 as to Restricted Shares
, 20 as to Restricted Shares
, 20 as to Restricted Shares

Section 2.               Designation of Award.  Subject to the terms and conditions of the Plan and this Agreement, the Company grants to Grantee the Option to purchase the number of Option Shares shown above and/or grants to Grantee the number of Restricted Shares shown above.

Section 3.               Interpretation.  Capitalized terms used in this Agreement and not otherwise defined shall have the meanings ascribed thereto in the Plan.  The terms and provisions of the Plan are hereby incorporated into this Agreement as if set forth herein in their entirety.  Grantee hereby agrees to be bound by the terms of the Plan and this Agreement and acknowledges that the Option is and/or Restricted Shares are granted subject to and in accordance with the Plan and this Agreement.  In the event of a conflict between any provision of this Agreement and the Plan, the provisions of the Plan shall control.  By execution below, Grantee acknowledges receipt of a copy of the Year 2001 Omnibus Stock Plan Summary and Prospectus. A copy of the Plan is available, without charge, upon request.

Section 4.               Performance Requirement; Restrictions on Sale Upon Exercise of an Option. No Option shares vesting on a specified Option Vesting Date shall be exercisable unless and until the Company’s pre-tax income margin (defined as pre-tax income  excluding the impact of discontinued operations, extraordinary items and accounting changes, if any, divided by total revenues) for the full fiscal year ended immediately prior to the applicable Option Vesting Date equaled or exceeded the average pre-tax income margin of a peer group consisting of at least three similarly situated, publicly held casual dining restaurant companies with at least 75% of their restaurants being company operated; such peer group being determined by the Compensation Committee of the Company’s Board of Directors (“Performance Requirement”).  Any Option or portion thereof not exercisable as a result of the failure of the Company to meet the Performance Requirement shall become exercisable on the anniversary date of such Option Vesting Date provided that the Performance Requirement is then satisfied with respect to the fiscal year ended immediately prior to such anniversary date. If the Performance Requirement is not satisfied on such anniversary date, this procedure shall continue each anniversary date of the applicable Option Vesting Date thereafter until either the Performance Requirement is satisfied and such Option, or portion thereof becomes exercisable, or the Option Expiration Date occurs, whichever shall first occur.

Section 5.               TERMINATION OF OPTION.  The term of the Option shall commence on the Grant Date and expire on the earlier of (a) the Date of Expiration set forth above, (b) the ten-year anniversary of the date on which the Option is granted; or (c) if Grantee’s employment is terminated, and such termination of employment occurs by reason of (i) death or Disability (as defined in the Plan), the one-year anniversary of such termination of employment; (ii) of Retirement (as defined in the Plan), the third-year anniversary of such date of Retirement (other than in the case of an Incentive Stock Option); or  (iii) other than Retirement, death or Disability, or Cause (as defined in the Plan), the 90-day anniversary of such termination of employment.

Notwithstanding the above, if Grantee’s termination of employment occurs by reason of Cause neither the Grantee nor the Grantee’s estate nor such other person who may then hold the Option shall be entitled to exercise such Option on or after the date of termination of employment.

Section 6.               Vesting Date; Lapse of Restrictions.

Except as otherwise provided in the Plan or this Agreement, the Option Vesting Date and/or the Restricted Shares Vesting Date shall occur as follows:

(a)           The Option, or portion thereof, shall be exercisable on an applicable Option Vesting Date provided: (i) the Company achieves the Performance Requirements described in Section 4 above; and (ii) Grantee is an employee of the Company in good standing on the applicable Vesting Date. Grantee acknowledges that the determination of the Company’s achievement of the Performance Requirements described in Section 4 above may take several weeks after the end the applicable fiscal year ending immediately prior to the Option Vesting Date. No Option may be exercised until such determination is completed by the Compensation Committee of the Board of Directors.

(b)           The Restrictions on Restricted Shares shall lapse on the Restricted Shares Vesting Date provided, however, in no event shall the Restrictions on Restricted Shares lapse prior to three (3) years from the Grant Date.

(c)           The sale of shares received from the exercise of the Option may at the Company’s discretion be delayed from the date notice of exercise and sale is delivered to the Company in order to restrict sale of the shares received from the exercise of an Option during any period in which trading in the Company’s securities is restricted under the Company’s Special Trading Policy and Procedures or otherwise as required under applicable securities’ laws.

(d)           The sale of shares received from the exercise of an Option may at the Company’s discretion be delayed from the date notice of exercise and sale is delivered to the Company if in the Company’s judgment trading market conditions would be adversely impacted by the exercise and sale of such shares.  The Company may also at its discretion place any reasonable restrictions or conditions on the sale of shares received upon exercise of the Option as it believes would be in the best interests of the trading market for the Company’s securities.

(e)   Notwithstanding anything to the contrary in this Agreement, the Option shall not be exercisable after the Option Expiration Date.

(e)           the Option shall become exercisable with respect to all Option Shares granted hereunder and all restrictions on transfer and sale of Restricted Shares awarded hereunder shall lapse upon the date of a Change in Control (as defined in the Plan), if the Change in Control occurs prior to the Grantee’s termination of employment, subject to and in accordance with Article X of the Plan.

Section 7.               Restrictions on Transfer.

(a)           The Option may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, alienated or encumbered (collectively, a “Transfer”) in any way by Grantee, either voluntarily or involuntarily, and may be exercised during the lifetime of Grantee only by Grantee, or in the event of Grantee’s legal incapacity, by Grantee’s guardian or legal representative acting in a fiduciary capacity on behalf of Grantee under state law.  If Grantee dies, the Option shall thereafter be exercisable as provided above and in the Plan.  The Option shall not be subject to execution, attachment or similar process.

(b)           Prior to the time that the Restrictions have lapsed with respect to Restricted Shares, neither the Restricted Shares, nor any interest therein, or amount payable in respect thereof may be Transferred in any way, either voluntarily or involuntarily.  The Transfer restrictions in the preceding sentence shall not apply to: (i) transfers to the Company; or (ii) transfers by will or the laws of descent and distribution.  Upon and after the time any Restrictions shall have lapsed, Grantee shall be permitted to transfer the shares as to which the Restrictions have lapsed subject to applicable securities law requirements, the Company’s Special Trading policies and procedures, and any other applicable laws or regulations.

(c)           Any attempted Transfer of the Option or Restricted Shares contrary to the provisions hereof, and the levy of any execution, attachment or similar process upon the Option or Restricted Shares, shall be null and void and without effect.

Section 8.            Stock Certificates.

(a)           If Restricted Shares are awarded under this Agreement, the Company shall issue the shares of Restricted Shares subject to this grant either: (i) in certificate form as provided in Section 8(b) below; or (ii) in book entry form, registered in the name of Grantee with notations regarding the applicable restrictions on transfer imposed under this Agreement.

(b)           Any certificates representing shares of Restricted Shares that may be delivered to Grantee by the Company prior to the lapse of the Restrictions shall be redelivered to the Company to be held by the Company until the Restrictions on such shares shall have lapsed and the shares shall thereby have become transferable or the shares represented thereby have been forfeited hereunder.  Such certificates shall bear the following legend:

“The ownership of this certificate and the shares of stock evidenced hereby and any interest therein is subject to substantial restrictions on transfer under an Agreement entered into between the registered owner and The Cheesecake Factory Incorporated.  A copy of such Agreement is on file in the office of the Secretary of The Cheesecake Factory Incorporated.”

(c)           Promptly after the lapse of the Restrictions with respect to any of the Restricted Shares, the Company shall, as applicable, either remove the notations on any of the Restricted Shares issued in book entry form as to which the Restrictions have lapsed or deliver to Grantee a certificate or certificates evidencing the number of Restricted Shares as to which the Restrictions have lapsed.  Grantee (or the beneficiary or personal representative of Grantee in the event of Grantee’s death or Disability, as the case may be) shall deliver to the Company any representations or other documents or assurances required in accordance with Article XIII of the Plan.  The shares so delivered shall no longer be Restricted Shares.

(d)           If Restricted Shares are awarded under this Agreement, concurrently with the execution and delivery of this Agreement, Grantee shall deliver to the Company an executed stock power in the form attached hereto as Exhibit A, in blank, with respect to such shares.  Grantee, by acceptance of the grant of Restricted Shares, shall be deemed to appoint, and does so appoint by execution of this Agreement, the Company and each of its authorized representatives as Grantee’s attorney(s)-in-fact to effect any transfer of forfeited shares (or shares otherwise reacquired or withheld by the Company hereunder) to the Company as may be required pursuant to the Plan or this Agreement and to execute such documents as the Company or such representatives deem necessary or advisable in connection with any such transfer.

Section 9.            Dividend and Voting Rights.  After the Date of Grant, Grantee shall be entitled to cash dividends and voting rights with respect to the Restricted Shares even though the Restrictions have not lapsed, provided that such rights shall terminate immediately as to any Restricted Shares that are forfeited pursuant to this Agreement.  If the Board makes any adjustment pursuant to Section 11.1 of the Plan and the Restrictions have not lapsed as to the Restricted Shares prior to such adjustment, the Restrictions and forfeiture provisions of this Agreement shall be applicable to any additional shares resulting from such adjustment to the same extent as the Restrictions and forfeiture provisions of this Agreement and forfeiture provisions of this Agreement applicable to the Restricted Shares to which the additional shares relate.

Section 10.          Tax Withholding.  The Company shall be entitled to require a cash payment by or on behalf of Grantee and/or deduct from other compensation payable to Grantee any sums required by federal, state, local or foreign tax law or regulation to be withheld with respect to the lapsing of any Restrictions.  If Grantee makes the election permitted by Section 83(b) of the Code to include in such Grantee’s gross income in the year of transfer the amounts specified in Section 83(b) of the Code, then Grantee shall notify the Company of such election within 10 days after filing the notice of the election with the Internal Revenue Service.

Section 11.         Notices.  All notices, claims, certificates, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given and delivered if personally delivered or if sent by nationally-recognized overnight courier, by telecopy, or by registered or certified mail, return receipt requested and postage prepaid, addressed as follows:

(a)           if to the Company, to it at:

The Cheesecake Factory Incorporated

26901 Malibu Hills Road

Calabasas Hills, California  91301

Attention:  General Counsel

If to the Company, to exercise an Option:

The Cheesecake Factory Incorporated

26901 Malibu Hills Road

Calabasas Hills, California  91301

Attn: Stock Option Coordinator

(b)           if to Grantee, to him or her at:

The last address set forth in the Company’s records

or to such other address as the party to whom notice is to be given may have furnished to the other party in writing in accordance herewith.  Any such notice or communication shall be deemed to have been received (i) in the case of personal delivery, on the date of such delivery (or if such date is not a business day, on the next business day after the date of delivery), (ii) in the case of nationally-recognized overnight courier, on the next business day after the date sent, (iii) in the case of telecopy transmission, when received (or if not sent on a business day, on the next business day after the date sent), and (iv) in the case of mailing, on the third business day following that date on which the piece of mail containing such communication is posted.

Section 12.             Waiver of Breach.  The waiver by either party of a breach of any provision of this Agreement must be in writing and shall not operate or be construed as a waiver of any other or subsequent breach.

Section 13.             Grantee’s Undertaking.  Grantee hereby agrees to take whatever additional actions and execute whatever additional documents the Company may in its reasonable judgment deem necessary or advisable in order to carry out or affect one or more of the obligations or restrictions imposed on Grantee pursuant to the express provisions of this Agreement and the Plan.

Section 14.          Modification of Rights.  The rights of Grantee are subject to modification and termination in certain events as provided in this Agreement and the Plan.

Section 15.          Governing Law.  THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICTING PROVISION OR RULE (WHETHER OF THE STATE OF DELAWARE OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF DELAWARE TO BE APPLIED.  IN FURTHERANCE OF THE FOREGOING, THE INTERNAL LAW OF THE STATE OF DELAWARE WILL CONTROL THE INTERPRETATION AND CONSTRUCTION OF THIS AGREEMENT, EVEN IF UNDER SUCH JURISDICTION’S CHOICE OF LAW OR CONFLICT OF LAW ANALYSIS, THE SUBSTANTIVE LAW OF SOME OTHER JURISDICTION WOULD ORDINARILY APPLY.

Section 16.          Resolution of Disputes

(a)           Arbitration. Any dispute, controversy or claim arising out of or relating to this Agreement or the Plan shall be settled by binding arbitration held in Los Angeles, California, in accordance with the Commercial Arbitration Rules of the American Arbitration Association then in effect, except as specifically otherwise provided in this Section 16.  This Section 16 shall be construed and enforced in accordance with the Federal Arbitration Act, notwithstanding any other choice of law provision in this Agreement.  Notwithstanding the foregoing:

Any party hereto may, in its discretion, apply to a court of competent jurisdiction for equitable relief.  Such an application shall not be deemed a waiver of the right to compel arbitration pursuant to this Section.

(b)           Arbitrators. The panel to be appointed shall consist of three neutral arbitrators:  one selected by the Company, one selected by the Grantee, and one selected by the designees of the Company and Grantee.

(c)           Procedures.  The arbitrator(s) shall allow such discovery as the arbitrator(s) determine appropriate under the circumstances and shall resolve the dispute as expeditiously as practicable, and if reasonably practicable, within one hundred twenty (120) days after the selection of the arbitrator(s).  The arbitrator(s) shall give the parties written notice of the decision, with the reasons therefor set out, and shall have thirty (30) days thereafter to reconsider and modify such decision if any party so requests within ten (10) days after the decision.

(d)           Authority.  The arbitrator(s) shall have authority to award relief under legal or equitable principles, including interim or preliminary relief, and to allocate responsibility for the costs of the arbitration and to award recovery of attorneys’ fees and expenses in such manner as is determined to be appropriate by the arbitrator(s).

(e)           Entry of Judgment.  Judgment upon the award rendered by the arbitrator(s) may be entered in any court having in personam and subject matter jurisdiction.  Company and Grantee hereby submit to the in personam jurisdiction of the Federal and State courts in Los Angeles, California, for the purpose of confirming any such award and entering judgment thereon.

(f)            Confidentiality.  All proceedings under this Section 11, and all evidence given or discovered pursuant hereto, shall be maintained in confidence by all parties and by the arbitrators.

(g)           Continued Performance.  The fact that the dispute resolution procedures specified in this Section 16 shall have been or may be invoked shall not excuse any party from performing  its obligations under this Agreement and during the pendency of any such procedure all parties shall continue to perform their respective obligations in good faith.

(h)           Tolling.  All applicable statutes of limitation shall be tolled while the procedures specified in this Section 16 are pending.  The parties will take such action, if any, required to effectuate such tolling.

(i)            Confidentiality.      All proceedings under this Section, and all evidence given or discovered pursuant hereto, shall be maintained in confidence by all parties and by the arbitrators.

Section 17.             No Employment Commitment by Company; No Effect on Employment Agreements.  Nothing in this Agreement or the Plan constitutes an employment commitment by the Company, affects Grantee’s status under any employment agreement between the Company and Grantee, confers upon Grantee any right to remain employed by the Company or any subsidiary, interferes in any way with the right of the Company or any subsidiary at any time to terminate such employment, or affects the right of the Company or any subsidiary to increase or decrease Grantee’s compensation or other benefits.  The preceding sentence is subject, however, to the terms of any written employment agreement between Grantee and the Company (which may not be modified by any oral agreement).

Section 18.             Counterparts.  This Agreement may be executed in one or more counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts together shall constitute but one agreement.

Section 19,             Entire Agreement.  This Agreement and the Plan (and the other writings referred to herein) constitute the entire agreement between the parties with respect to the subject matter hereof and thereof and supersede all prior written or oral negotiations, commitments, representations and agreements with respect thereto.

Section 20.             Severability.  If any provision of this Agreement is found to be invalid or unenforceable, the invalidity or unenforceability shall not affect the validity of the remaining provisions hereof.  Notwithstanding the foregoing, if such provision could be more narrowly drawn so as not to be invalid, prohibited or unenforceable in such jurisdiction, it shall be so narrowly drawn, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

Section 21.             Compliance with Section 409A of the Internal Revenue Code.  The Option and/or the Restricted Shares awarded under this Agreement, as the case may be, are intended in all respects not to subject the Grantee to taxation under Section 409A of the Internal Revenue Code (“Code”).  To the extent applicable, this Agreement shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation, any such regulations or guidance that may be issued after the Grant Date so that neither the Option nor any Restricted Shares will be subject to Code Section 409A.  In the event that the Company determines that any amounts will be taxable to Grantee under Section 409A of the Code and related Department of Treasury guidance, the Company may, in its sole and absolute discretion, adopt such amendments to this Agreement (having prospective or retroactive effect), and/or  take such other actions, as the Company determines to be necessary or appropriate to avoid the application of Section 409A of the Code to such Option or Restricted Shares.

THE CHEESECAKE FACTORY
INCORPORATED,
a Delaware corporation

By:
David Overton, Chairman of the Board and
Chief Executive Officer

BY EXECUTION BELOW I ACCEPT ALL TERMS AND CONDITIONS OF THE NOTICE OF GRANT AND THE OTHER DOCUMENTS REFERENCED HEREIN

GRANTEE:

(Signature)

(Print Name)

Address for Notice:

(Please execute and return this Notice of Grant to the Company’s Stock Option Coordinator at the address above; keep a copy for your records)

Attachments:

Exhibit A – Stock Power (Attached only if Restricted Shares are awarded)

2000 Omnibus Performance Stock Incentive Plan Summary and Prospectus

EXHIBIT A

STOCK POWER AND

ASSIGNMENT SEPARATE FROM CERTIFICATE

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto                                                                                                                                     (                      ) shares of the Common Stock, $.01 par value per share, of The Cheesecake Factory Incorporated, a Delaware corporation (the “Company”), standing in the name of                                       on the books of the Company represented by Certificate No.                herewith and does hereby irrevocably constitute and appoint                                                                                                 attorney to transfer the said stock on the books of the Company with full power of substitution in the premises.

Dated

Printed Name